BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 24, 2020

to the Summary Prospectus and Prospectus of each Fund dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus of each Fund and should be read in conjunction with each Fund’s

Prospectus and Summary Prospectus.

Effective as of March 24, 2020, the Prospectus and Summary Prospectus of each Fund are hereby supplemented and revised as follows:

The “Principal Risks” section is amended to delete the “Market Risk” disclosure in its entirety and to replace it with the following:

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Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, war, acts of terrorism, the spread of infectious illness or other public health issues, recessions and natural disasters.

Effective as of March 24, 2020, the Funds’ Prospectus is hereby supplemented and revised as follows:

The “ADDITIONAL INFORMATION REGARDING THE FUND’S PRINCIPAL RISKS” section is amended to delete the “Market Risk” disclosure in its entirety and to replace it with the following:

Market Risk. Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. As a result, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. The interconnection of international markets means that events in one country or region may affect the markets in other countries and regions, increasing the likelihood that inflation, interest rates, wars, natural disasters, acts of terrorism, infectious illness or other public health issues and recessions could affect the securities market. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Bridge Builder Municipal Bond Fund

Bridge Builder Large Cap Growth Fund

Bridge Builder Large Cap Value Fund

Bridge Builder Small/Mid Cap Growth Fund

Bridge Builder Small/Mid Cap Value Fund

Bridge Builder International Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 24, 2020

to the Statement of Additional Information (the “SAI”) dated October 28, 2019, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective as of March 24, 2020, the SAI is hereby supplemented and revised as follows:

The “INVESTMENT STRATEGIES, POLICIES, SECURITIES AND INVESTMENTS, AND RISKS” section is amended to delete the “Market Risks” disclosure in its entirety and to replace it with the following:

Market Risks.

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.

Other market risks that are not specifically related to the issuer of the security or other asset, or that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class that can affect value include a market’s current attitudes about type of security, general market conditions, market reactions to political or economic trends or events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments. Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory and Other Events.

Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Funds are regulated or affect the Funds’ expenses and/or the value of the Funds’ investments. Government regulation may change frequently and may have significant adverse consequences for the Funds or their investments.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time and may have significant adverse consequences for the Funds.

Certain political, social, and economic conditions that existed prior to the coronavirus outbreak include uncertainties regarding Federal Reserve rate setting policy, the effect of U.S. tax reform, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. These conditions could still result in further market volatility and negatively affect financial asset prices and the liquidity of certain securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE